                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

               International Lottery & Totalizator Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                  [ILTS LOGO]
               INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.
                              2131 FARADAY AVENUE
                        CARLSBAD, CALIFORNIA 92008-7297

                            ------------------------

                            NOTICE OF ANNUAL MEETING

     The 2000 Annual Meeting of Shareholders of International Lottery & Totalizator Systems, Inc. (the "Company") will be held at 3:00 p.m., Pacific Daylight Savings Time, on Thursday, June 22, 2000 at the Raintree Restaurant, 755 Raintree Drive, Carlsbad, California, for the following purpose:

     (1) to elect nine directors for the ensuing year, and

     (2) to consider and vote upon a proposal to approve the 2000 Equity Participation Plan of International Lottery & Totalizator Systems, Inc.

     Shareholders of record at the close of business on May 10, 2000 will be entitled to vote at the meeting. The transfer books will not be closed. The approximate date on which the proxy statement and form of proxy are first being sent or given to shareholders is May 22, 2000.

                                          By order of the Board of Directors,

                                          /s/ M. MARK MICHALKO

                                          M. Mark Michalko
                                          President

May 22, 2000
Carlsbad, California

     TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY, FOR WHICH A RETURN ENVELOPE IS PROVIDED.

               INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.
                              2131 FARADAY AVENUE
                        CARLSBAD, CALIFORNIA 92008-7297

                            ------------------------

                                PROXY STATEMENT

     Proxies in the form enclosed with this statement are solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held in Carlsbad, California, on June 22, 2000, including any adjournments or postponements thereof. Execution of a proxy will not in any way affect a shareholder's right to attend the meeting and vote in person, and any holder giving a proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy will be suspended if the holder is present at the meeting and elects to vote in person.

                               VOTING SECURITIES

     The voting securities of the Company consist of its common shares of which 12,943,000 shares are outstanding as of May 10, 2000. Only holders of common shares of record on the books of the Company at the close of business on May 10, 2000, which is the record date, will be entitled to vote at the meeting. Each such holder of common shares is entitled to one vote for each said share, and has the right to cumulate his or her votes for directors if his or her candidate's or candidates' names have been placed in nomination prior to the voting and any shareholder has given notice at the meeting prior to the voting of that shareholder's intention to cumulate his or her votes. The persons named in the enclosed proxy may or may not elect to give such notice and vote the shares they represent in such a manner.

     Votes cast by proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as Inspector of Election for the Annual Meeting. The Inspector of Election will treat shares represented by proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast." Any unmarked proxies, including those submitted by brokers or nominees, will be voted in favor of the nominees of the Board of Directors and in favor of the 2000 Equity Participation Plan, as indicated on the accompanying proxy card.

     The approximate date on which this proxy statement and form of proxy are first being sent or given to shareholders is May 22, 2000.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

     The Board currently consists of the following nine directors: Frederick A. Brunn, Chan Kien Sing, Theodore A. Johnson, M. Mark Michalko, Alain K. K. Lee, Ng Foo Leong, Leonard G. Morrissey, Martin J. O'Meara, Jr., and Michael G.R. Sandberg. The current directors will serve until the Annual Meeting and until their respective successors have been duly elected and qualified. Each of the current directors of the Company has been nominated and recommended for election to serve as a director for a term of one year and until his successor has been duly elected and qualified. Each of the director nominees has individually advised the Board that he is able and willing to serve as a director of the Company. If no contrary indication is made, proxies in the accompanying form are to be voted for each of the nine nominees for director or, if for any reason any of them become unavailable for election, the individuals named in the enclosed proxy may exercise their discretion to vote for any substitute nominee or nominees proposed by the Board of Directors.

     The following table sets forth certain information regarding the beneficial ownership of the Company's common shares as of May 1, 2000 by (i) each director and nominee for director of the Company, (ii) an executive officer, (iii) the executive officer and directors of the Company as a group and (iv) each person or entity who is a beneficial owner of more than 5% of the Company's outstanding common shares. With respect to each director or nominee of the Company, the table also sets forth his age, the year he was first elected as a director, employment history for the past five years, and other directorships. With respect to the executive officer who is not a director, the table sets forth his age, position with the Company, and employment history for the past five years. For purposes of this proxy statement, beneficial ownership of securities is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or exercise investment discretion with respect to securities, regardless of any economic interests therein. Except as otherwise indicated, the Company believes that the beneficial owners of the securities listed below have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                                                         PERCENT
                  NAME OF BENEFICIAL OWNER                     AMOUNT                    OF CLASS
                  ------------------------                    ---------                  --------
FREDERICK A. BRUNN, 55, Director since 1989. President from      37,002(A)                    *
  February 1994 to May 1997. Chief Executive Officer, San
  Diego Manufacturing Extension Center April 1998 to
  September 1999. Principal, California Motorcycle Tours,
  1999 to present.
CHAN KIEN SING, 43, Director since June 1993. Group              12,668(B)                    *
  Executive Director of Berjaya Group Berhad since 1990.
THEODORE A. JOHNSON, 59, Director since 1979. President,         31,274(B)                    *
  Minnesota Cooperation Office for Small Business and Job
  Creation, Inc. from 1980 to present. Director of
  Surgidyne, Inc. and Humanetics Corp. for at least the last five years.
M. MARK MICHALKO, 45, Director since February 1994.              47,184(C)                    *
  President since May 1997, Executive Vice President, from
  February 1994 to May 1997.
ALAIN K. K. LEE, 44, Director since May 1999. Executive Vice          0                       *
  President, Roadhouse Grill, Inc. since July 1998 and
  Director since January 1998. Director of several companies in the food industry affiliated with Berjaya. Berjaya
  Group Chief Financial Officer and General Manager of
  several Berjaya Group subsidiary companies from 1990 to
  1997.
NG FOO LEONG, 49, Director since June 1993. Executive            12,668(B)                    *
  Director, Sports Toto Malaysia Sdn. Bhd., a lottery gaming company, from 1985 to present.
LEONARD G. MORRISSEY, 65, Director since May 1999.               26,668(D)                    *
  Consultant to the Company since November 1997. Senior Vice
  President of Gtech Corporation, a lottery service company, for more than five years prior to 1995.

                                                                                         PERCENT
                  NAME OF BENEFICIAL OWNER                     AMOUNT                    OF CLASS
                  ------------------------                    ---------                  --------
MARTIN J. O'MEARA, JR., 71, Director since 1979. President,     124,110(B)                    *
  The Budget Plan, Inc., a privately owned company engaged
  in the consumer loan business, and has been so employed
  for more than five years.
MICHAEL G.R. SANDBERG, 72, Director since 1987. Private          40,335(B)                    *
  investor. Chairman and Chief Executive of the Hong Kong
  and Shanghai Banking Corporation from 1977 to 1986.
  Director of Broadstreet, Inc., a bank holding company.
TIMOTHY R. GROTH, 51, Vice President, Technical Operations       19,421(E)                    *
  since 1994.
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (10 PERSONS)    341,797(A)(B)(C)(D)(E)      2.5%
BERJAYA LOTTERY MANAGEMENT (H.K.) LIMITED (BERJAYA)           9,245,317(F)                 71.4%

---------------
(A) Includes 37,002 common shares issuable upon exercise of outstanding stock options that are exercisable within 60 days of May 10, 2000.

(B) Includes 12,668 common shares issuable upon exercise of outstanding stock options that are exercisable within 60 days of May 10, 2000.

(C) Includes 39,670 common shares issuable upon exercise of outstanding stock options that are exercisable within 60 days of May 10, 2000.

(D) Includes 16,668 common shares issuable upon exercise of outstanding stock options that are exercisable within 60 days of May 10, 2000.

(E) Includes 14,003 common shares issuable upon exercise of outstanding stock options that are exercisable within 60 days of May 10, 2000.

(F) Chan Kien Sing, Alain K. K. Lee and Ng Foo Leong are employees of an affiliate of Berjaya. All three individuals disclaim beneficial ownership of such shares. Berjaya's business address is Level 28, Menara Shahzan Insas, Jalan Sultan Ismail, 5020 Kuala Lumpur, Malaysia.

 *  Less than one percent of the outstanding common shares.

MEETINGS OF THE BOARD OF DIRECTORS

     During 1999, four meetings of the Board of Directors were held. Each incumbent director attended all meetings of the Board of Directors held during the period of the year in which he was a director, except that Michael G. R. Sandberg missed one meeting, Ng Foo Leong missed two meetings and Chan Kien Sing missed two meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board has an Executive Committee, which consists of Messrs. Chan, Johnson and Michalko. The Executive Committee held no meetings during the year. The Executive Committee may exercise all the authority of the Board in the management of the Company except for matters expressly reserved by law for board action.

     The Board has an Executive Compensation Committee (the "Compensation Committee") consisting of Messrs. Johnson and Chan. The Compensation Committee met once during the year. Its function is to establish compensation for all executive officers of the Company and administer the Company's stock option plans.

     The Board has an Audit Committee consisting of Messrs. Sandberg, Chan, Johnson and Lee. The Audit Committee held one meeting during the year. The Audit Committee reviews and evaluates internal auditing controls and recommends to the Board a firm of independent public accountants to serve as auditors. The Audit Committee reviews with such auditors the scope and result of their audit, fees for services and independence in servicing the Company.

     The Board has a Nominating Committee consisting of Messrs. Chan, O'Meara, Johnson and Michalko. The Nominating Committee held one meeting during the year. The Nominating Committee seeks out, evaluates and recommends to the Board qualified nominees for election as directors of the Company and considers other matters pertaining to the size and composition of the Board. The Nominating Committee will give appropriate consideration to qualified persons recommended by shareholders for nomination as directors provided that such recommendations are accompanied by information sufficient to enable the Nominating Committee to evaluate the qualifications of the nominee.

     The Affiliations Committee reviews and approves the fairness to the Company of any transactions between the Company and Berjaya. The members of the Committee are Messrs. Johnson, Brunn and O'Meara. The Affiliations Committee held two meetings in 1999.

COMPENSATION OF DIRECTORS

     Each director who is not an employee of the Company receives an annual retainer of $4,000 plus $500 per board meeting and reimbursement for all related expenses. The chairman of each committee who is not an employee of the Company receives an additional annual retainer of $1,000. Each committee member receives $500 per committee meeting and reimbursement of all related expenses if such committee meeting is held at a time when it does not coincide with a board meeting.

VOTE REQUIRED; BOARD RECOMMENDATION

     Individual directors will be elected by a favorable vote of a plurality of the common shares represented and entitled to vote in person or by proxy at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH HEREIN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

                                  PROPOSAL 2:

                 APPROVAL OF THE 2000 EQUITY PARTICIPATION PLAN

     At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon a proposal to approve the 2000 Equity Participation Plan. The 2000 Equity Participation Plan was initially adopted by the Board of Directors on March 26, 2000.

DESCRIPTION OF THE 2000 EQUITY PARTICIPATION PLAN

     General Nature and Purpose. The 2000 Equity Participation Plan was adopted
(i) to provide an additional incentive for directors, key employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock which recognizes such growth, development and financial success and (ii) to enable the Company to obtain and retain the services of directors, key employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company which will reflect the growth, development and financial success of the Company. The 2000 Equity Participation Plan provides for the grant of non-qualified stock options, incentive stock options and/or restricted stock to employees (including officers), consultants and directors of the Company. The principal features of the 2000 Equity Participation Plan are summarized below, but the summary is qualified in its entirety by reference to the full text of the 2000 Equity Participation Plan, which is set forth as Exhibit A to this proxy statement.

     Administration. The 2000 Equity Participation Plan is administered by the Compensation Committee of the Board of Directors. In addition to administering the 2000 Equity Participation Plan, the Compensation Committee is also authorized to adopt, interpret, amend and rescind rules relating to the administration of the 2000 Equity Participation Plan. Notwithstanding the foregoing, the Board of Directors conducts the general administration of the 2000 Equity Participation Plan with respect to options granted or restricted stock awarded to independent directors.

     Shares Subject to the 2000 Equity Participation Plan. Under the 2000 Equity Participation Plan, the aggregate number of shares of Company common stock that may be issued upon exercise of options or rights or upon any award shall not exceed 200,000 increased on January 1 of each year the 2000 Equity Participation Plan is in effect by a number of shares equal to three percent of the total number of outstanding shares of Company common stock on that date. Notwithstanding the foregoing, the total number of shares of Company common stock subject to option under all plans of the Company shall not exceed ten percent of the total number of outstanding shares of Company common stock on that date. The maximum number of shares that may be subject to options granted and restricted stock awarded under the 2000 Equity Participation Plan to any individual in any calendar year may not exceed 100,000. As of May 10, 2000, the closing price of a share of Company stock as reported on the over-the-counter Bulletin Board was $1.53.

     Eligibility. Any employee or consultant selected by the Compensation Committee or independent director selected by the Board of Directors is eligible to receive options or restricted stock under the 2000 Equity Participation Plan.

     Consideration. In consideration of the granting of an option or restricted stock, the holder shall agree to remain in the employ (or to consult for or to serve as an independent director, as applicable) of the Company or any subsidiary of the Company for a period of at least one year after the award is granted (or, in the case of an independent director, until the next annual meeting of shareholders of the Company).

     Grant of Options. The Compensation Committee will from time to time, in its absolute discretion, determine the number of shares to be subject to options granted to selected employees and consultants, determine whether such options are to be incentive stock options or non-qualified stock options and determine the terms and conditions of such options, consistent with the 2000 Equity Participation Plan.

     The Board of Directors will from time to time, in its absolute discretion, determine the number of shares to be subject to options granted to selected independent directors and determine the terms and conditions of such options, consistent with the 2000 Equity Participation Plan.

     Options may be granted under the 2000 Equity Participation Plan to employees and consultants in lieu of cash bonuses that would otherwise be payable to such employees and consultants and to independent directors in lieu of directors' fees that would otherwise be payable to such independent directors.

     Purchase Price of Optioned Shares. The price per share of the shares subject to each option granted to an employee or consultant shall be set by the Compensation Committee; provided, however, that such price shall be no less than 100% of the fair market value of a share of Company common stock on the date the option is granted. In the case of incentive stock options granted to an individual then owning more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation thereof, such price shall not be less than 110% of the fair market value of a share of Company common stock on the date the option is granted.

     The price per share of the shares subject to each option granted to an independent director shall equal 100% of the fair market value of a share of Company common stock on the date the option is granted.

     Terms of Options. Options granted under the 2000 Equity Participation Plan to employees or consultants may not be exercised more than ten years after the date of grant, although the Compensation Committee may grant options having shorter terms. The term shall not exceed five years in the case of incentive stock options granted to an individual then owning more than 10% of the total combined voting power of all classes of stock of the Company. Except as limited by the 2000 Equity Participation Plan or applicable law, the Compensation Committee may extend the term of any outstanding option in connection with any termination of employment or termination of consultancy of the holder, or amend any other term or condition of such option relating to such a termination.

     Options granted to independent directors shall become exercisable in cumulative annual installments of 50% on each of the first and second anniversaries of the date of the grant. The term of each option granted to an independent director shall be five years from the date the option is granted, except that any option granted to an independent director may by its terms become immediately exercisable upon full retirement of such independent director in accordance with the Company's retirement policy.

     Exercise of Options. An exercisable option may be exercised in whole or in part under the 2000 Equity Participation Plan. Upon the exercise of an option, the holder must make full cash payment to the Secretary of the Company for the shares with respect to which the option, or portion thereof, is exercised. However, the Compensation Committee or the Board of Directors may allow various forms of payment, which are described in detail in the 2000 Equity Participation Plan.

     Federal Tax Consequences. The current federal income tax consequences of the grant of options under the 2000 Equity Participation Plan are summarized below. The discussion is intended to provide only general information. Federal alternative minimum tax and employment tax consequences and state, local and foreign tax consequences are not discussed.

     The holder will not recognize ordinary income by reason of the grant or exercise of an incentive stock option. If a holder holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the stock is transferred to the holder upon exercise of the option, any gain or loss upon sale or other disposition of such stock will be capital gain or loss. The Company will not be entitled to a deduction if the holder holds the stock for these holding periods. Generally, if the holder sells or disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of sale or disposition, the holder will recognize ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the aggregate exercise price, or (b) the holder's actual gain, if any, on the sale or disposition. The holder's additional gain, if any, upon the disqualifying disposition will be capital gain. To the extent the holder recognizes ordinary income by reason of a disqualifying disposition, the Company generally will be entitled to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs, subject to the requirement of reasonableness, Code Section 162(m) and the satisfaction of a tax reporting obligation.

     The holder will not recognize ordinary income by reason of the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the holder will recognize ordinary income equal to the excess of the stock's fair market value on the date of exercise over the aggregate exercise price paid. Generally, with respect to employees, the Company is required to withhold taxes in an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Code Section 162(m) and the satisfaction of a tax-reporting obligation, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the holder. Upon sale or disposition of the stock, the holder will recognize any gain or loss as capital gain or loss.

     Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain executive officers in a taxable year to the extent that compensation exceeds $1,000,000 for such an executive officer. Compensation attributable to stock options, alone or when combined with all other types of compensation received by such an executive officer from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with applicable Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: either (a) (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, (ii) the per-employee limitation is approved by the stockholders, (iii) the option is granted by a compensation committee comprised solely of "outside directors" (as defined in Section 162(m)) and (iv) the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (b) the option is granted by a compensation committee comprised solely of "outside directors" and is granted (or exercisable) only upon the achievement of an objective performance goal established by the compensation committee while the outcome is substantially uncertain and approved by the stockholders.

     If a holder who receives options in lieu of cash compensation that would otherwise have been payable to such holder, such holder generally will be taxed, and the Company generally will be entitled to a deduction, in the manner described above, unless the holder is in constructive receipt of the cash compensation. Options generally will be granted a holder in accordance with policies under which a holder will not be in constructive receipt of such cash compensation.

     The foregoing discussion is intended to be a general summary only of the federal income tax aspects of options granted under the 2000 Equity Participation Plan; tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change.

     Amendment of the 2000 Equity Participation Plan. The 2000 Equity Participation Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board of Directors or the Compensation Committee. However, without approval of the shareholders of the Company, the 2000 Equity Participation Plan may not be amended to increase the maximum number of shares issuable upon exercise of options granted or restricted stock awarded under the 2000 Equity Participation Plan.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve and adopt the 2000 Equity Participation Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE 2000 EQUITY PARTICIPATION PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

REPORT OF THE COMPENSATION COMMITTEE

     Members of the Compensation Committee evaluate the performance of senior management, including the president, and review and approve the base compensation and bonuses for the Company's executive officers. The Compensation Committee also administers the Company's Executive Bonus Plan and employee stock option plans. The Compensation Committee periodically reports to the Board on its activities.

     Compensation Philosophy. The Compensation Committee bases its decisions on the Company's executive compensation philosophy, which relates the level of compensation to the Company's success in meeting its annual and long-term performance goals, rewards individual achievement and seeks to attract and retain qualified executives. The Company's executive compensation program consists of two principal components: (i) base salary and, (ii) a potential for an annual bonus under the Company's Executive Bonus Plan based upon the Company achieving a threshold level of profitability as well as individual performance. The Company positions its overall executive compensation levels at or near the median of the range of compensation levels for other companies comparable to the Company located in Southern California and which are viewed as competitors for executive talent in the overall labor market. This data is obtained from surveys conducted by external compensation consultants and trade associations. In reviewing this data, the Company takes into account how its compensation policies and overall performance compare to similar indices for comparable companies.

     The Company employs a formal performance review system for all employees, including the president and the other Named Executive Officer (as defined on page 9). This process generates information that the Compensation Committee uses in making decisions on base compensation and awards under the Company's Executive Bonus Plan. The president is responsible for preparing the reviews on all executive officers other than himself. The Compensation Committee Chairman is responsible for preparing the review on the president. All reviews are then discussed and approved by the Compensation Committee. Executive performance is measured both in terms of the performance of the Company as a whole and various individual performance factors, including the performance of divisions for which such officer had management responsibility and individual managerial accomplishments.

     The Internal Revenue Code denies a deduction to any publicly held corporation for compensation paid to any "covered employee" (which is defined as the president and the Company's other four most highly compensated officers, as of the end of a taxable year) to the extent that the compensation of any individual covered employee exceeds $1 million in any taxable year of the corporation beginning after 1993. Compensation that is payable pursuant to written binding agreements entered into before February 18, 1993 and compensation that constitutes "performance-based compensation" is excludable in applying the $1 million limit. It is the Company's policy to qualify the compensation paid to its top executives for deductibility under the law in order to maximize the Company's income tax deductions. Based upon the Internal Revenue Service's regulations and projected compensation payable to the Company's "covered employees" for the 2000 taxable year, all compensation payable by the Company in 2000 to such covered employees should be deductible by the Company.

     Base Salaries. In determining base salaries for executive officers, the Compensation Committee reviews external comparative data and also receives recommendations from management. The Compensation Committee bases its decisions on such data, as well as internal salary comparisons and individual performance evaluations. Under this system, salary increases have generally the same effect as a cost of living adjustment, although increases are not expressly tied to any cost of living indicator. Increases are awarded, however, only to those executives who are performing at or above a satisfactory level.

     Executive Bonus Plan. In addition to base compensation, executives are eligible to participate in the Company's Executive Bonus Plan. Under the Executive Bonus Plan, the Compensation Committee has set threshold levels of net after tax profit, exclusive of extraordinary items, for 1999 and 2000. No bonus awards are made for any year in which the Company does not meet the threshold profitability level. The amount of the bonus pool is based on a percentage of the Company's net after tax profits above the profitability thresholds and shall not cause the net after tax profit to fall below the threshold after computation of the bonus pool. During each year of the Executive Bonus Plan, the Company's research and development budget must be maintained at a level to ensure that the Company's new product development is sufficient to keep it competitive in its marketplace, and continuation engineering sufficient to maintain the Company's existing products is also required. The Compensation Committee retains discretion to adjust the bonus pool and awards based upon extraordinary circumstances and other criteria as determined by the Compensation Committee.

     Individual awards under the Executive Bonus Plan are determined by the size of the bonus pool and individual performance of the executive. The Compensation Committee has structured the Executive Bonus Plan so that award potential is consistent with competitive norms and potentially represents a significant percentage of the executive's overall compensation in any given year. Awards are paid after completion of the Company's audited financial statements for that year.

     The Company did not meet the profitability threshold under the Executive Bonus Plan for 1999. Accordingly, no awards were made with respect to 1999.

     Equity Participation. The Compensation Committee believes that equity participation serves to align the interests of executive officers with shareholder value. The number of stock options granted or restricted stock awarded takes into account the recipient's position and is intended to recognize different levels of responsibility. In determining the level of stock option grants or restricted stock awarded, the Compensation Committee also considers competitive practices. As a result, grants and awards may vary from year to year.

     The foregoing report has been furnished by the Compensation Committee.

                                          Theodore A. Johnson, Chairman
                                          Chan Kien Sing
                                          May 10, 2000

COMPENSATION OF NAMED EXECUTIVE OFFICERS

     The following table shows, for the years ended December 31, 1999, 1998, and 1997, the compensation earned by the Chief Executive Officer and the only executive officer of the Company earning in excess of $100,000 during 1999 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM
                                                  ANNUAL COMPENSATION           COMPENSATION AWARDS
                                              ---------------------------   ----------------------------
                                                                              AWARDS
                                                                            ----------
                                                                            NUMBER OF       ALL OTHER
       NAME AND PRINCIPAL POSITION(S)         YEAR   SALARY(1)   BONUS(2)   OPTIONS(3)   COMPENSATION(4)
       ------------------------------         ----   ---------   --------   ----------   ---------------
M. Mark Michalko............................  1999   $151,421         --      65,000             --
  President, Chief Executive Officer          1998   $144,518         --          --             --
  and Director                                1997   $136,836    $11,917      80,000         $4,235
Timothy R. Groth............................  1999   $122,762         --      30,000             --
  Vice President,                             1998   $123,852         --          --             --
  Technical Operations                        1997   $109,464     $4,270      20,000         $3,184

---------------
(1) Perquisites in 1999, 1998 and 1997 are included under salary and did not exceed the lesser of $50,000 or 10% of the total salary and bonus for any such officer.

(2) Amounts reflect lump sum distributions paid in November 1997 under a prior compensation plan.

(3) All awards are incentive stock options granted pursuant to the Company's 1990 Employee Stock Option Plan.

(4) All amounts are Company matching contributions to the Employee Stock Bonus 401(k) Plan in 1997. There were no Company matching contributions in 1998 and 1999.

STOCK OPTION GRANTS

     The following table sets forth information regarding the grant of stock options during 1999 to the Named Executive Officers:

                             OPTION GRANTS IN 1999

                                                                                     POTENTIAL REALIZATION
                                                                                       VALUE AT ASSUMED
                                           INDIVIDUAL GRANTS                         ANNUAL RATES OF STOCK
                      -----------------------------------------------------------   PRICE APPRECIATION FOR
                      NUMBER OF         PERCENT OF         EXERCISE                     OPTION TERM(2)
                       OPTIONS     TOTAL OPTIONS GRANTED     PRICE     EXPIRATION   -----------------------
        NAME          GRANTED(1)   TO EMPLOYEES IN 1999    PER SHARE      DATE          5%          10%
        ----          ----------   ---------------------   ---------   ----------   ----------   ----------
M. Mark Michalko....    65,000             14.0%             $1.00      10/21/09     $28,172      $83,362
Timothy R. Groth....    30,000              6.5%             $1.00      10/21/09     $13,002      $38,475

---------------
(1) No stock appreciation rights were granted to any of the Named Executive Officers or any other Company employees in 1999.

(2) These amounts represent assumed rates of appreciation in the price of the Company's common shares during the terms of the options in accordance with rates specified in applicable federal securities regulations. Actual gains, if any, on stock option exercises will depend on the future price of the common shares and overall stock market conditions. There is no representation that the rates of appreciation reflected in this table will be achieved.

STOCK OPTION HOLDINGS

     The following table sets forth information with respect to the Named Executive Officers concerning unexercised stock options held as of December 31, 1999. There were no stock options exercised by executive officers in 1999 and there were no unexercised, in-the-money stock options at December 31, 1999.

                              UNEXERCISED OPTIONS

                                                                 NUMBER OF UNEXERCISED
                                                              OPTIONS AT DECEMBER 31, 1999
                                                              ----------------------------
                            NAME                              EXERCISABLE    UNEXERCISABLE
                            ----                              -----------    -------------
M. Mark Michalko............................................    33,354          79,315
Timothy R. Groth............................................    11,709          33,960

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Berjaya Transactions. On October 5, 1999, the Company consummated the sale of 6,933,817 shares of authorized, but unissued common shares of the Company to Berjaya. The purchase price for the shares was $0.75 per share for an aggregate purchase price of $5.2 million. Prior to the purchase, Berjaya owned 2,311,500 shares, or approximately 38.5% of the Company's outstanding common shares. As a result of the purchase, Berjaya now owns 9,245,317 shares or approximately 71.4% of the Company's outstanding common shares.

     The Company also has entered into sales agreements to supply terminals, spares and services to entities in which Berjaya has a significant equity interest. Revenues related to these agreements totaled $0.5 million in 1999. Payments received in 1999 were $0.75 million. Included in the above amounts are software support agreements that the Company has with Natural Avenue Sdn Bhd of Malaysia, which, during 1999 paid, and continues to pay, $4,700 per month to the Company.

     During 1996, the Company entered into an agreement with Berjaya to purchase specific inventory on behalf of Berjaya to enable the Company to satisfy certain future potential orders in a timely manner. Title to the inventory purchased resides with Berjaya. Advances received from Berjaya in excess of inventory purchased aggregated approximately $304,000 as of December 31, 1999.

CONSULTING AGREEMENTS

     Mr. Brunn. Pursuant to a consulting agreement in connection with Mr. Brunn's resignation as President of the Company in 1996, the Company agreed to continue Mr. Brunn's health benefits through November, 1999 and to cause the stock options held by Mr. Brunn to become immediately vested and exercisable and to remain exercisable through the earlier of the original expiration date or May 16, 2001.

     Mr. Morrissey. On November 16, 1998, the Company and Mr. Morrissey entered into a consulting agreement pursuant to which Mr. Morrissey was paid $4,000 per month. During 1999, the Company paid to Mr. Morrissey a total of $52,000 under the consulting agreement, $4,000 of which was a payment for services rendered under the consulting agreement in 1998. In addition, under the consulting agreement, Mr. Morrissey was granted a non-qualified stock option for 16,667 shares at $3.57 per share. The shares subject to the grant vested in equal quarterly installments during 1999 and are exercisable beginning one year after the installment vesting date. The consulting agreement also provides that Mr. Morrissey will be paid a commission from 1% to 3% of the contract value (depending on the degree of contribution by Mr. Morrissey) of specific prospective lottery contracts that are awarded to the Company. No amounts were paid under this provision during 1999.

     In October 1999, Mr. Morrissey received an option grant of 25,000 common shares at $1.00 per share, which fully vests on October 22, 2000. Beginning January 1, 2000, Mr. Morrissey's monthly compensation under the consulting agreement changed from $4,000 to $2,500 per month.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
            AMONG INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.,
                  THE S&P SMALLCAP 600 INDEX AND A PEER GROUP

                               PERFORMANCE GRAPH

                                                 INTERNATIONAL LOTTERY &
                                                TOTALIZATOR SYSTEMS, INC.          PEER GROUP               S&P SMALLCAP 600
                                                -------------------------          ----------               ----------------
12/94                                                    100.00                      100.00                      100.00
12/95                                                     53.66                      100.48                      129.96
12/96                                                     31.71                      118.43                      157.67
12/97                                                     31.71                      120.83                      198.01
12/98                                                      4.47                       96.71                      203.41
12/99                                                     10.58                       88.09                      228.64

---------------

* $100 INVESTED ON 12/31/94 IN STOCK OR INDEX --
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company believes, based upon a review of reports furnished to the Company, that all reports were timely filed, and that, during 1999 its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934.

                                 OTHER MATTERS

     All shareholders of record at the close of business on May 10, 2000, the record date for the determination of shareholders entitled to vote at the Annual Meeting, have been sent or are currently being sent a copy of the Company's Annual Report, including financial statements for the year ended December 31, 1999.

     The expense of preparing, printing and mailing the Notice of Annual Meeting and proxy material and all other expenses of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the directors, officers and regular employees of the Company, who will receive no compensation in addition to regular salary, may solicit proxies by mail, telegraph, telephone, or personal interview. The Company may also reimburse brokerage firms, banks, trustees, nominees and other persons for their expenses in forwarding proxy material to the beneficial owners of shares held by them of record.

     Management knows of no business that will be presented for consideration at the Annual Meeting other than that stated in the Notice of Annual Meeting. However, if any such matter shall properly come before the meeting, the persons named in the enclosed proxy form will vote the same in accordance with their best judgement.

     Management expects a representative from the Company's independent auditors, Arthur Andersen LLP, to attend the meeting.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals for presentation at the 2001 Annual Meeting must be received by the Company no later than January 22, 2001 to be considered for inclusion in the 2001 proxy and proxy statement. In addition, pursuant to a rule of the SEC, if the Company has not received notice by April 7, 2001 of any matter a shareholder intends to propose for a vote at the next annual meeting of shareholders, then a proxy solicited by the Board may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

                                          By order of the Board of Directors,

                                          /s/ M. MARK MICHALKO

                                          M. Mark Michalko
                                          President

May 22, 2000
Carlsbad, California

                       THE 2000 EQUITY PARTICIPATION PLAN
                                       OF
               INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.

     International Lottery & Totalizator Systems, Inc., a California corporation, has adopted The 2000 Equity Participation Plan of International Lottery & Totalizator Systems, Inc. (the "Plan"), for the benefit of its eligible employees, consultants and directors.

     The purposes of the Plan are as follows:

          (1) To provide an additional incentive for directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock which recognizes such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                  DEFINITIONS

     1.1 General. Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

     1.2 Administrator. "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted or Restricted Stock awarded to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.2.

     1.3 Award. "Award" shall mean an Option or a Restricted Stock award which may be awarded or granted under the Plan (collectively, "Awards").

     1.4 Award Agreement. "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

     1.5 Award Limit. "Award Limit" shall mean One Hundred Thousand (100,000) shares of Common Stock, as adjusted pursuant to Section 9.3 of the Plan.

     1.6  Board. "Board" shall mean the Board of Directors of the Company.

     1.7 Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

          (a) any person or related group of persons (other than the Company, Berjaya Lottery Management (H.K.) Limited and its affiliates, or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders; or

          (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

          (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than (i) a merger or consolidation with Berjaya Lottery Management (H.K.) Limited or its affiliates or (ii) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

          (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets to any person other than Berjaya Lottery Management (H.K.) Limited or its affiliates.

     1.8  Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.9 Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

     1.10 Common Stock. "Common Stock" shall mean the common stock of the Company, no par value, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

     1.11 Company. "Company" shall mean International Lottery & Totalizator Systems, Inc., a California corporation.

     1.12  Consultant. "Consultant" shall mean any consultant or adviser if:

          (a) the consultant or adviser renders bona fide services to the Company;

          (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

          (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

     1.13  Director. "Director" shall mean a member of the Board.

     1.14 Disability. "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

     1.15 Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     1.16 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.17 Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or if quotations are available in the over-the-counter market ("OTC"), the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or on the OTC; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or on the OTC, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

     1.18 Holder. "Holder" shall mean a person who has been granted or awarded an Award.

     1.19 Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

     1.20 Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

     1.21 Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

     1.22 Option. "Option" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

     1.23 Performance Criteria. "Performance Criteria" shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations,
(j) appreciation in the fair market value of Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

     1.24 Plan. "Plan" shall mean The 2000 Equity Participation Plan of International Lottery & Totalizator Systems, Inc.

     1.25 Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VII of the Plan.

     1.26 Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     1.27 Section 162(m) Participant. "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

     1.28 Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.29 Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.30 Substitute Award. "Substitute Award" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

     1.31 Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

     1.32 Termination of Directorship. "Termination of Directorship" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

     1.33 Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                  ARTICLE II.

                             SHARES SUBJECT TO PLAN

     2.1  Shares Subject to Plan.

     (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock, no par value. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed Two Hundred Thousand (200,000) increased on January 1 of each year this Plan is in effect by a number of shares equal to three percent (3%) of the total number of outstanding shares of Common Stock on that date subject to the limitation that the total number of shares of the Company's Common Stock subject to option under all plans of the Company shall not exceed ten percent (10%) of the total number of outstanding shares of Common Stock on that date, as calculated in accordance with the conditions and exclusions of Title 10, Section 260.140.45 of the California Code of Regulations. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

     (b) The maximum number of shares which may be subject to Awards, granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

     2.2 Add-back of Options. If any Option expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 9.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF AWARDS

     3.1 Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     3.2  Provisions Applicable to Section 162(m) Participants.

     (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

     (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria.

     (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each
Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

     (d) Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

     3.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange

Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     3.4 Consideration. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

     3.5 At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                                  ARTICLE IV.

                       GRANTING OF OPTIONS TO EMPLOYEES,
                     CONSULTANTS AND INDEPENDENT DIRECTORS

     4.1 Eligibility. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

     4.2 Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     4.3 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

     4.4  Granting of Options to Employees and Consultants.

     (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

          (i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

          (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

          (iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code; and

          (iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

     (b) Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

     (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

     4.5  Granting of Options to Independent Directors.

     The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

          (a) Select from among the Independent Directors (including Independent Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

          (b) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors;

          (c) Subject to the provisions of Article 5, determine the terms and conditions of such Options, consistent with the Plan.

     All the foregoing Option grants authorized by this Section 4.5 are subject to stockholder approval of the Plan.

     4.6 Options in Lieu of Cash Compensation. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

                                   ARTICLE V.

                                TERMS OF OPTIONS

     5.1 Option Price. (a) The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted and in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

     5.2 Option Term. The term of an Option granted to an Employee or consultant shall be set by the Committee in its discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or in the case of Incentive Stock Options five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

     5.3  Option Vesting

     (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, (i) each Option shall become exercisable no later than five (5) years after such Option is granted and at least 20% of each Option shall become exercisable on each anniversary of the date such Option is granted, and (ii) unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to
Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

     (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

     (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     5.4 Terms of Options Granted to Independent Directors. The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Options granted to Independent Directors shall become exercisable in cumulative annual installments of 50% on each of the first and second anniversaries of the date of Option grant and, subject to Section 6.6, the term of each Option granted to an Independent Director shall be five (5) years from the date the Option is granted, except that any Option granted to an Independent Director may by its terms become immediately exercisable in full upon the retirement of the Independent Director in accordance with the Company's retirement policy applicable to directors. No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

     5.5 Termination of Employment, Directorship or Consultancy. In the event of a Holder's Termination of Employment, Termination of Directorship or Termination of Consultancy (other than for cause or upon the Holder's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator (which period shall not be less than thirty (30) days from the date of such termination, nor in the case of an Incentive Stock Option, more than three (3) months from and after the date of termination), and only to the extent that the Holder was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the event of a Holder's Termination of Employment, Termination of Directorship or Termination of Consultancy for cause (as defined in the applicable Award Agreement), then the Option shall terminate immediately upon such termination for cause. If, at the date of termination described in this Section 5.5, the Holder is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination described in this Section 5.5, the Holder does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

     5.6 Disability of Holder. In the event of a Holder's Termination of Employment, Termination of Directorship or Termination of Consultancy as a result of the Optionee's Disability, the Holder may exercise his or her Option, but only within such period of time as is determined by the Administrator (which period shall not be less than six (6) months from the date of such termination, nor more than one (1) year from and after such termination), and only to the extent that the Holder was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). If, at the date of termination described in this Section 5.6, the Holder is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination described in this Section 5.6, the Holder does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

     5.7 Death of Holder. In the event of the death of a Holder, the Option may be exercised, at any time within such period as is determined by the Administrator (which period shall not be less than six (6) months following the date of death) by the Holder's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, and only to the extent the Holder was entitled to exercise the Option at the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). If, at the time of death, the Holder was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Holder's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

     5.8  Substitute Awards. Notwithstanding the foregoing provisions of this
Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

          (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

          (b) the aggregate exercise price thereof; does not exceed the excess of;

          (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

          (d) the aggregate exercise price of such shares.

                                  ARTICLE VI.

                              EXERCISE OF OPTIONS

     6.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     6.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

          (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

          (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c) In the event that the Option shall be exercised pursuant to
     Section 9.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (v) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vi) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv) and (v). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     6.3 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

     6.4 Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

     6.5 Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

     6.6  Limitations on Exercise of Options Granted to Independent
Directors. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

          (a) the expiration of twelve (12) months from the date of the Holder's death;

          (b) the expiration of twelve (12) months from the date of the Holder's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

          (c) the expiration of three (3) months from the date of the Holder's Termination of Directorship for any reason other than such Holder's death or his permanent and total disability, unless the Holder dies within said three-month period; or

          (d) the expiration of five (5) years from the date the Option was granted.

     6.7 Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.

                           AWARD OF RESTRICTED STOCK

     7.1 Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Administrator determines is a key Employee or any Consultant or any Independent Director who the Administrator determines should receive such an Award.

     7.2  Award of Restricted Stock

     (a) The Administrator may from time to time, in its absolute discretion:

          (i) Determine which Employees are key Employees and select from among the key Employees, Consultants (including Employees or Consultants who have previously received other Awards under the Plan) or Independent Directors such of them as in its opinion should be awarded Restricted Stock; and

          (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

     (b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

     (c) Upon the selection of a key Employee, Consultant or Independent Director to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

     7.3 Rights as Stockholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in
Section 7.4.

     7.4 Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; provided, however, that the Administrator in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

     7.5 Repurchase of Restricted Stock. The Administrator shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

     7.6 Escrow. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

     7.7 Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

     7.8 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                 ARTICLE VIII.

                                 ADMINISTRATION

     8.1 Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist of two or more Independent Directors appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     8.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors.

     8.3 Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     8.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

     8.5 Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 8.5 shall serve in such capacity at the pleasure of the Committee.

                                  ARTICLE IX.

                            MISCELLANEOUS PROVISIONS

     9.1 Not Transferable. No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (or "settlor"); except that to the extent federal and state exemptions from registration are available, Awards which are Non-Qualified Stock Options also shall be transferable by gift to "immediate family" as that term is defined in 17 C.F.R. 240.16a-1(e), or as may otherwise be allowed by Title 10, Section
260.140.41 of the California Code of Regulations or any successor regulation. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     During the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him under the Plan. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

     9.2 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 9.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 9.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan. Unless sooner terminated, the Plan shall terminate ten years from the earlier of the date the Plan is adopted by the Board and the date the Plan is approved by the shareholders of the Company.

     9.3 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

     (a) Subject to Section 9.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

          (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section
     2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

          (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards, and

          (iii) the grant or exercise price with respect to any Award.

     (b) Subject to Sections 9.3(b)(vii) and 9.3(d), in the event of any transaction or event described in Section 9.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

          (i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

          (ii) To provide that the Award cannot vest, be exercised or become payable after such event;

          (iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or
     5.4 or the provisions of such Award;

          (iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

          (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

          (vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event; and

          (vii) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

     (c) Subject to Sections 9.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

     (d) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 9.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 9.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

     (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

     (f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     9.4 Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under
Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

     9.5 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

     9.6 Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee.

     9.7 Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

     9.8 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     9.9 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

     9.10 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

     9.11 Regulatory Approvals. No Options will be granted or be exercisable under the Plan until there has been compliance with all applicable requirements of the Securities Act, the California General Securities Act of 1968, as amended, and any other requirement of law or of any regulatory body with jurisdiction over such issuance and delivery.

     9.12 Effective Date of Plan. The Plan shall become effective as determined by the Board, but only after the date the shareholders of the Company approve the Plan, by vote or written consent, which approval must be within twelve (12) months after the Plan has been adopted by the Board. The Plan was adopted by the Board on March 26, 2000.

     9.13 Financial Statements. Throughout the term of any Option, the Company shall deliver to the holder of such Option, not later than one hundred twenty
(120) days after the close of each of the Company's fiscal years during the term of such Option, a balance sheet and an income statement for such fiscal year.

PROXY


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS,INC.

    The undersigned hereby appoints James E. Snow and Lawrence E. Logue proxies, each with power to act without the other and with power of substitution, and hereby authorizes each of them to represent and vote as designated on the other side, all the shares of stock of International Lottery & Totalizator Systems, Inc., standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders to be held June 22, 2000 or any adjournment thereof.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



      --------------------------------------------------------------------

                                  AN INVITATION

              Please join Management and the Board of Directors of
                INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS,INC.
                for the year 2000 Annual Meeting of Shareholders

                DATE:    Thursday, June 22, 2000

                TIME:    3 p.m.

                PLACE:   Raintree Restaurant
                         755 Raintree Drive
                         Carlsbad, California  92009
                         Call for directions if necessary (760) 438-7919

                R.S.V.P. Jim Snow:  Tel:     (760) 760-3629
                                    Fax:     (760) 931-1789
                                    E-Mail:  jsnow@ilts.com


      --------------------------------------------------------------------

                                                                Please mark
                                                                your votes as
                                                                indicated in [X]
                                                                this example

                                                             FOR       WITHHELD
The Board of Directors recommends a vote FOR Item 1.         ALL       FROM ALL
                                                           NOMINEES    NOMINEES
Item 1:  ELECTION OF DIRECTORS                               [ ]          [ ]
         Nominees:

         Frederick A. Brunn      Ng Foo Leong
         Chan Kien Sing          Leonard G. Morrissey
         Theodore A. Johnson     Martin J. O'Meara, Jr.
         Alain K. K. Lee         Michael G. R. Sandberg
         M. Mark Michalko

         [ ]
              --------------------------------------
              For all nominees except as noted above


The Board of Directors recommends a vote FOR Item 2.

                                                   FOR       AGAINST     ABSTAIN
Item 2:  To approve the 2000 Equity Participation  [ ]         [ ]         [ ]
         Plan, as described in the accompanying
         proxy statement

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.



Signature(s)                                                  Date
            ------------------------------------------------      --------------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE